AZZ Inc. Q3 FY2022 Earnings Release Presentation January 10, 2022

Q3 FY2022 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental issued mandates regarding the same. We could also experience additional increases in labor costs, components and raw materials, including zinc and natural gas which are used in our hot-dip galvanizing process; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward- looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q3 FY2022 EARNINGS PRESENTATION

Q3 FY2022 Segment Performance Update

Total Q3 FY2022 Sales: $231.7 million


Metal Coatings
Segment
$133
15.4% vs. Q3 FY2021


Infrastructure
Solutions
Segment
$98
(11.4)% vs. Q3 FY2021

Segment Updates

- Metal Coatings sales up $17.8M on strong demand for galvanizing from renewables, utility, OEM, and construction end-markets
- Completed one galvanizing acquisition in December

- Overall segment sales down due to:
  - Continued COVID disruptions in some international markets
  - Supply chain disruptions affecting some electrical shipments
- Infrastructure solutions backlog up $16.3M on increasing demand for electrical products
- Domestic backlog growth more than offsets reduction in China backlog

All references are to 3rd quarter on year over year basis

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Q3 FY2022 EARNINGS PRESENTATION Sales Net Income Diluted EPS Q3 FY2022 Summary - Consolidated $226.6 $231.7 FY2021 FY2022 +2.3% • Higher Metal Coatings segment sales • Continued price realization • Metal Coatings continued strength • Lower SG&A and improved operating income within Infrastructure Solutions • Stronger operating income • Lower interest expense from lower rates • Improved tax rate +7.0% In $ millions, except per share amounts 4 $19.7 $20.9 $21.1 FY2021(r) FY2021(a) FY2022 $0.76 $0.80 $0.85 FY2021 (r) FY2021(a) FY2022 Legend: (r) – Reported (a) – Adjusted +11.8%

Q3 FY2022 EARNINGS PRESENTATION

Q3 FY2022 Segment Results – Metal Coatings

Legend:
(r) – Reported
(a) – Adjusted

In $ millions except percentages

Key Statistics

FY2021 QTR Sales	$115.6
Organic	$15.4
Acquisitions	$2.4
FY2022 QTR Sales	$133.4

Sales

+15.4%


$115.6
$133.4
FY2021
FY2022

Operating Income

+14.1%


$28.7
$28.4
$32.7
FY2021(r)
FY2021(a)
FY2022

Operating Margin

-30 bps


24.8%
24.6%
24.5%
FY2021(r)
FY2021
FY2022

Segment Summary:

- Segment sales up 15.4% from prior year on higher volumes of steel galvanized and price inflation
- End markets continuing to demonstrate strength include renewables, construction, utility, and OEM
- Overall segment operating margins relatively flat, primarily due to higher operating costs (zinc, wire, acid, energy labor) offset by operating efficiencies, productivity and value pricing

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AZZ
Q3 FY2022 EARNINGS PRESENTATION

Q3 FY2022 Segment Results – Infrastructure Solutions

Legend:
(r) – Reported
(a) – Adjusted

In $ millions except percentages

Key Statistics

FY 2021 Sales	$111.0
FY2021 Book to Ship	.86 to 1
FY2022 Sales	$98.4
FY2022 Book to Ship	1.07 to 1

Sales

-11.4%


$111.0
$98.4
FY2021
FY2022

Operating Income

+5.4%


$8.7
$10.6
$9.2
FY2021(r)
FY2021(a)
FY2022

Operating Margin

+140 bps


7.9%
9.5%
9.3%
FY2021(r)
FY2021(a)
FY2022

Segment Summary:

- Backlog improving on stronger U.S. domestic bookings as Switchgear and Enclosure bookings more than offsets China backlog reductions
- Sales decline of $12.6 million primarily related to lower Industrial Platform sales as fewer large projects and some business deferred into 4th quarter
- Operating income margin improving on lower sales as a result of actions taken in prior year to reduce overhead and divest lower margin operations

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Q3 FY2022 EARNINGS PRESENTATION FY2022 – Updated Full Year Financial Guidance Key Drivers: Metal Coatings: • Volume/mix and severity of winter weather conditions • Ability to realize price as production costs increase • Successfully integrate acquisitions to achieve expected benefits Infrastructure Solutions: • Ability to convert backlog into shipments • Domestic opportunities for electrical equipment remain robust • Continuing to manage labor and supply chain constraints Corporate: • Tax rate changes, and our ability to recognize planned tax savings in FY2022 • Continued low interest rate environment 7 Sales Earnings Per Share In millions, except for EPS Range $865 - $925 $3.00 - $3.20

Q3 FY2022 EARNINGS PRESENTATION Q3 FY2022 Consolidated Results In $ millions, except for EPS and percentages Q3 FY 2022 Q3 FY 2021 Reported (r) Q3 FY 2021 Adjusted (a) % Change, vs. Prior Year (a) Sales $231.7 $226.6 $226.6 2.3% Gross Profit $57.0 $54.7 $54.7 4.2% Gross Margin 24.6% 24.1% 24.1% 50 bps Operating Profit $30.1 $27.9 $29.8 2.2% Operating Margin 13.0% 12.3% 13.0% 70 bps EBITDA $39.8 $39.6 $41.2 (3.4%) Net Income $21.1 $19.7 $20.9 0.7% Diluted EPS $0.85 $0.76 $0.80 6.3% Diluted Shares Outstanding 24,945 26,051 26,051 (4.2%) 8 Legend: (r) – Reported (a) – Adjusted

Q3 FY2022 EARNINGS PRESENTATION FY 2022 Year-to-date Cash Flow Highlights In $ millions, except for percentages YTD FY 2022 YTD FY 2021 Cash flows used in operating activities $49.7 $59.4 Less: Capital Expenditures $(19.1) $(27.9) Free Cash Flow $30.6 $31.5 Net Income $62.4 $23.5 Free Cash Flow / Net Income 49.0% 134.0% Acquisition of Subsidiaries, net of cash acquired $0.0 $0.0 Dividends $12.7 $13.3 Share Repurchases $28.9 $31.0 9

AZZ
Q3 FY2022 EARNINGS PRESENTATION

Capital Allocation Focused on Growth

In $ millions

Q3 2022 Capital Deployment


$6.0
$0.0
$7.6
$4.2
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

Growth

Capital Expenditures

- Safety, Health and Environmental
- Facility maintenance
- Product/technology growth initiatives
- $6.0M in quarter; $19.1M YTD
- Full year estimate $32.0M

Acquisitions

- No acquisitions in the quarter
- Subsequent events – Galvanizing Acquisitions in South Carolina and Canada

Shareholder Return

Share Repurchases

- Repurchased $7.6 million in outstanding common stock in the quarter and $28.9 million year to date

Dividends

- Continue to consistently pay dividends

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Q3 FY2022 EARNINGS PRESENTATION 11 Metal Coatings Segment  Fabrication activity remains solid for Q4 of fiscal year 2022; Potential for seasonal delays due to inclement weather  Zinc cost in our kettles continues to increase Infrastructure Solutions Segment  Industrial platform • Craft deployed to projects - opportunity of increased scope of work • Management optimistic regarding Spring turnaround season  Electrical platform • Continued focus on sales excellence as well as continued operational improvements • Demand continues to improve Corporate  Continue to effectively deploy capital Key Indicators

Q3 FY2022 EARNINGS PRESENTATION • The previously announced board-led strategic review of our portfolio and capital allocation is complete • We continue to actively pursue initiatives to drive growth and enhance shareholder value. Previously, we have disclosed a desire for AZZ to become a predominately metal coatings company and over the past two quarters have meaningfully advanced our work on specific strategic options that will achieve this commitment. • Infrastructure Solutions is focused on operational performance to its FY2022 Plan • Specialty Welding will grow through leveraging the international footprint and improved North American turnarounds, offering the best customized welding solutions • Electrical businesses will continue to focus on improving profitability through business process alignment, and on steady market growth • Long term strategy continues to focus on growing Metal Coatings organically and through a robust acquisition program, while targeting sustainable 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in our Metal Coatings businesses Strategic Direction 12

Q&A

Appendix and Additional Information

Q3 FY2022 EARNINGS PRESENTATION • In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 15

Q3 FY2022 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA 16 Legend: (r) – Reported (a) – Adjusted Current Year vs. Prior Year As Reported Fiscal 2021 (prior year) As Reported to As Adjusted In millions Consolidated Q3 FY 2022 Consolidated Q3 FY 2021 GAAP Net Income $21.1 $19.7 Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $1.6 $2.3 Income Tax Expense $6.0 $6.6 Depreciation and Amortization Expense $11.1 $11.0 Total Adjustments $18.7 $19.9 Non-GAAP EBITDA $39.8 $39.6 $(millions) except share information As Reported Adjustment F/N As Adjusted Sales $ 226.6 $ 226.6 Gross Profit 54.7 54.7 Gross Margin 24.1% 24.1% SG&A 25.2 25.2 Restructuring Charges & Loss on Sale 1.6 1.6 (1) - Operating Profit 27.9 1.6 29.5 Operating Margin 12.3% 13.0% Other (income) / expense, net (0.7) (0.7) Interest 2.3 2.3 Tax 6.6 (0.3) (2) 6.9 Net Income 19.7 20.9 Diluted shares outstanding 26,051 26,051 Diluted EPS $ 0.76 $ 0.80 Depreciation and Amortization 11.0 11.0 EBITDA 39.6 41.2 Footnotes: (1) - Includes ($0.3)M of restructuring charges in the Metal Coatings Segment and $1.9M loss on sale in the Infrastructure Solutions Segment. (2) - $0.3M tax adjustment is the tax benefit of the $1.6M in disposals and impairments.